UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (the “Second Amendment”) amends the Current Report on Form 8-K of Immucor, Inc. filed on August 8, 2008 (the “Initial Filing”) and subsequently amended by Amendment No. 1 filed on October 20, 2008 (the “First Amendment”).  The sole purpose of the Second Amendment is to file an additional consent of Amper, Politziner & Mattia, LLP as Exhibit 23.2.  The Second Amendment does not amend or modify any information set forth in the Initial Filing or the First Amendment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	23.1	Consent of Amper, Politziner & Mattia, LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immucor, Inc.

DATE: October 22, 2008	By:	/s/ Richard A. Flynt
Richard A. Flynt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.2	Consent of Amper, Politziner & Mattia, LLP